Exhibit 31.4

CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kelly Georgevich, Principal Financial Officer of AudioEye, Inc., certify that:

1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2025 of AudioEye, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	By:	/s/ Kelly Georgevich
Name: Kelly Georgevich
Title: Chief Financial Officer
(Principal Financial Officer)